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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act Of 1934

         Date of Report (Date of earliest event reported): March 6, 2008




                               SUTRON CORPORATION
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             (Exact name of registrant as specified in its charter.)


             Virginia                0-12227                    54-1006352
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  (State or other jurisdiction     (Commission               (I.R.S. Employer
of incorporation or organization)  File Number)              Identification No.)


                 21300 RIDGETOP CIRCLE, STERLING VIRGINIA 20166
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               (Address of principal executive offices) (Zip Code)


                                 (703) 406-2800
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                           (Issuer's telephone number)


                                 Not Applicable
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          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 4, 2008, our Nominating and Corporate Governance Committee recommended and our Board of Directors approved the appointment of Leland R. Phipps to fill the vacancy on our Board of Directors created by Thomas R. Porter, who passed away on May 23, 2007. The appointment was subject to Mr. Phipps' written acceptance which was received on March 6, 2008. The Board also appointed Mr. Phipps as Chairman of the Audit Committee and expects to appoint him to the Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that Mr. Phipps is independent, as defined in the Nasdaq listing standards and that he qualifies as an audit committee financial expert under applicable SEC and Nasdaq Stock Market rules. Mr. Phipps will receive compensation in accordance with the Company's approved independent director fee schedule for attendance at board and committee meetings and a stock option grant under the Company's 2002 Stock Option Plan for the purchase of 1,000 shares of our common stock.

Mr. Phipps has a Bachelors Degree and a Masters Degree in Accounting and is a Certified Public Accountant. He began his career with KMPG Peat Marwick in Charlotte, North Carolina, working in the Private Business Consulting Practice. He then was employed by Concept Automation Inc (CAI) in Sterling, Virginia and served in various positions including Controller, Chief Financial Officer, Chief Operating Officer and President. He was a Senior Vice President with BTG Inc located in Fairfax, Virginia subsequent to its acquisition of CAI. Mr. Phipps currently is President of Plexar Corporation, located in Dulles, Virginia, which is an investment management, consulting and private equity firm.

Prior to the election of Mr. Phipps, we did not technically comply with Nasdaq's independent director and audit committee requirements as set forth in Nasdaq Marketplace Rule 4350. On June 28, 2007, Nasdaq informed us via letter consistent with Marketplace Rules 4350(c)(1) and 4350(d)(4), that we had a cure period in order to regain compliance with the independent director and audit committee requirements as set forth in Nasdaq Marketplace Rule 4350. The cure period was (1) until the earlier of our next annual shareholders' meeting or May 23, 2008; or (2) if the next annual shareholders' meeting was held before November 19, 2007, then we must evidence compliance no later than November 19, 2007. On March 7, 2008, we informed Nasdaq of the appointment of Mr. Phipps. On March 11, 2008, Nasdaq provided written notice that based on the appointment of Mr. Phipps, we are now in compliance with the Rules.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 12, 2008                    Sutron Corporation
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                                        (Registrant)


                                        By /s/ Sidney C. Hooper
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                                        Sidney C. Hooper
                                        Chief Financial Officer and Principal
                                        Accounting Officer